UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported):

January 24, 2012

SENTIO HEALTHCARE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	000-53969	20-5721212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

189 South Orange Ave., Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

(407) 999 7649

(Registrant’s telephone number, including area code)

Cornerstone Healthcare Plus REIT, Inc.

1920 Main Street, Suite 400

Irvine, California 92614

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Agreement of Limited Partnership

On January 25, 2012, the operating partnership through which Sentio Healthcare Properties, Inc. (f/k/a Cornerstone Healthcare Plus REIT, Inc.)(the “Company”) conducts substantially all of its business filed an amendment to its Certificate of Limited Partnership with the Delaware Department of State to change its name from “Cornerstone Healthcare Plus Operating Partnership, L.P.” to “Sentio Healthcare Properties OP, L.P.” The Company, as the sole general partner of the operating partnership and the indirect owner of 100% of the limited partnership interests in the operating partnership, amended and restated the agreement of limited partnership of the operating partnership to reflect the name change. A copy of the amended and restated agreement of limited partnership of the operating partnership is attached to this Form 8-K as an exhibit and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

The Company has amended its charter (the “Charter Amendment”) to change the Company’s corporate name from “Cornerstone Healthcare Plus REIT, Inc.” to “Sentio Healthcare Properties, Inc.”

The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation on January 24, 2012. A copy of the Charter Amendment is attached to this Form 8-K as an exhibit and incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of January 24, 2012, the Company’s board of directors adopted an amendment and restatement of the Company’s bylaws to reflect the change to the Company’s name.

A copy of the amended and restated bylaws of the Company are attached to this Form 8-K as an exhibit and are incorporated herein by reference.

Item 8.01 Other Events

On January 24, 2012, the Company’s external advisor also changed its name from “Springlake Healthcare Capital, LLC” to “Sentio Investments, LLC.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Articles of Amendment of Cornerstone Healthcare Plus REIT, Inc. dated January 24, 2012.

3.2 Amended and Restated Bylaws of Sentio Healthcare Properties, Inc.

10.1 Amended and Restated Limited Partnership Agreement of Sentio Healthcare Properties OP, L.P., dated January 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIO HEALTHCARE PROPERTIES, INC.

Dated: January 25, 2012	By:	/s/ Sharon C. Kaiser
Sharon C. Kaiser,
Chief Financial Officer, Treasurer and Secretary